                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.     )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                          ARABIAN SHEILD DEVELOPMENT COMPANY
      -------------------------------------------------------------------------
                   (Name of Registrant as Specified in its Charter)

                          ARABIAN SHEILD DEVELOPMENT COMPANY
      -------------------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /   Fee computed on table below per Exchange Act
      Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2) Aggregate number of securities to which transactions applies:

         -----------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11:(1)

         -----------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.


     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:

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          2)  Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------

          3)  Filing Party:

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          4)  Date Filed:

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

                       ARABIAN SHIELD DEVELOPMENT COMPANY
                   10830 NORTH CENTRAL EXPRESSWAY, SUITE 175
                              DALLAS, TEXAS 75231

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 5, 1995

To the Stockholders of ARABIAN SHIELD DEVELOPMENT COMPANY

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Arabian Shield Development Company (the "Company"), a Delaware corporation, will be held on Friday, May 5, 1995, at 10:00 a.m., Dallas time, in Meeting Room One, at Republic Towers, Tower III (Third Floor), 325 N. St. Paul, Dallas, Texas 75201, for the following purposes:

          1. Electing six (6) directors to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified; and

          2. Transacting such other business as may properly come before the meeting or any adjournment(s) thereof.

     Information regarding the matters to be acted upon at the annual meeting is contained in the Proxy Statement attached to this Notice.

     Only stockholders of record at the close of business on March 20, 1995 are entitled to notice of, or to vote at, such meeting or any adjournment(s) thereof. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of 10 days prior to the meeting at the corporate offices of the Company, 10830 North Central Expressway, Suite 175, Dallas, Texas.

                                             By Order of the Board of Directors

                                             DREW WILSON, Secretary

Dallas, Texas
April 4, 1995

                       ARABIAN SHIELD DEVELOPMENT COMPANY
                   10830 NORTH CENTRAL EXPRESSWAY, SUITE 175
                              DALLAS, TEXAS 75231

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 5, 1995

                            SOLICITATION OF PROXIES

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Arabian Shield Development Company (the "Company") for use at the annual meeting of stockholders of the Company to be held at Dallas, Texas, on May 5, 1995, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Solicitation of proxies may be made in person or by mail, telephone or telegram by directors, officers and employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse the forwarding expense. All reasonable costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation thereof and all clerical and other expenses of solicitation will be paid by the Company. The approximate date on which this Proxy Statement and form of proxy were first sent to stockholders is April 4, 1995.

                                 ANNUAL REPORT

     The Annual Report to Stockholders, covering the fiscal year ended December 31, 1994, is enclosed herewith. The Annual Report does not form any part of the material for solicitation of proxies.

                           OUTSTANDING CAPITAL STOCK

     The close of business on March 20, 1995, is the record date for determination of stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed. At the record date, there were outstanding and entitled to be voted 19,878,494 shares of the Common Stock, $.10 par value, of the Company.

     The following table sets forth, as of March 20, 1995, information as to the beneficial ownership of the Company's Common Stock by each person known by the Company to beneficially own more than 5% of the Company's outstanding Common Stock, by each of the Company's executive officers named in the Summary Compensation Table set forth below and by all directors and executive officers of the Company as a group.

                                                                SHARES            PERCENT
                       NAME AND ADDRESS                      BENEFICIALLY           OF
                      OF BENEFICIAL OWNER                      OWNED(1)            CLASS
    --------------------------------------------------       ------------         -------
    Harb S. Al Zuhair                                          1,565,000(2)        7.9%
    P.O. Box 3750
    Riyadh, Saudi Arabia
    Fahad Mohammed Saleh Al-Athel                              2,450,000          12.3%
    P. O. Box 61659
    Riyadh, Saudi Arabia

                                                                SHARES            PERCENT
                       NAME AND ADDRESS                      BENEFICIALLY           OF
                      OF BENEFICIAL OWNER                      OWNED(1)            CLASS
    ---------------------------------------------------      ------------         -------
    Prince Talal Bin Abdul Aziz                                1,500,000           7.6%
    P. O. Box 930
    Riyadh, Saudi Arabia
    Mohammad Salem Ben Mahfouz                                 1,500,000           7.6%
    c/o National Commercial Bank
    Jeddah, Saudi Arabia
    Hatem El-Khalidi                                             156,000(3)         *
    10830 North Central Expressway
    Suite 175
    Dallas, Texas 75231
    Nicholas N. Carter                                            30,000(4)         *
    P.O. Box 1636
    Silsbee, Texas 77656
    All directors and executive officers as a group            1,851,150(5)        9.3%
      (8 persons)

---------------

 *  Less than 1%

(1) Unless otherwise indicated, to the knowledge of the Company, all shares are owned directly and the owner has sole voting and investment power.

(2) Includes 10,000 shares which Mr. Al Zuhair has the right to acquire through the exercise of a presently exercisable stock option. Includes 255,000 shares owned by a private Saudi Company wholly-owned by Mr. Al Zuhair. See "Other Matters."

(3) Includes 25,000 shares which Mr. El-Khalidi has the right to acquire through the exercise of a presently exercisable stock option. Excludes 385,000 shares owned by Ingrid El-Khalidi, Mr. El-Khalidi's wife, and 315,000 shares owned by relatives of Hatem El-Khalidi.

(4) Includes 20,000 shares which Mr. Carter has the right to acquire through the exercise of presently exercisable stock options.

(5) Includes 136,500 shares which certain directors and executive officers have the right to acquire through the exercise of stock options or other rights exercisable presently or within 60 days. Excludes 385,000 shares owned by Ingrid El-Khalidi, the wife of Hatem El-Khalidi, the President, Chief Executive Officer and a director of the Company, and 315,000 shares owned by relatives of Hatem El-Khalidi.

     Based on its stock ownership records, the Company believes that as of March 20, 1995, excluding its President and his wife, who reside in Saudi Arabia, Saudi Arabian stockholders currently hold approximately 62% of the Company's outstanding Common Stock, without giving effect to the exercise of presently exercisable stock options held by certain of such stockholders. Accordingly, if all or any substantial part of the Saudi Arabian stockholders were considered as a group, they could be deemed to "control" the Company as that term is defined in regulations promulgated by the Securities and Exchange Commission. Although they have orally waived their rights, certain of the Company's Saudi Arabian stockholders are parties to written agreements providing them with the right to purchase their proportionate share of additional shares sold by the Company.

     In connection with the sale of Common Stock to Sheik Al-Athel and Mr. Harb
S. Al Zuhair in 1989, the Company agreed to nominate Mr. Al Zuhair for election to the Board of Directors. In connection with an increase in the number of positions on the Board of Directors in 1993, at the request of Sheik Al-Athel, the Company appointed Mohammed Al-Omair to fill one of the newly-created vacancies. See "Nominees for Election as Directors."

     Several of the Company's Saudi stockholders also have been or are currently connected with National Mining Company, the Saudi company with which the Company jointly holds certain of its current mineral exploration licenses in Saudi Arabia. Sheik Kamal Adham, a stockholder of the Company, is currently the Vice Chairman of National Mining. The Company believes that Prince Khaled Bin Abdullah Bin Abdul Rahman, formerly the President of National Mining, also has an ownership interest in National Mining.

     The management of the Company has welcomed the substantial stock investment by its Saudi stockholders. Saudi investors have contributed vitally needed capital to the Company since 1974. Whether the Company's Saudi stockholders will be a continuing source of future capital is not known at this time. In confronting the need for additional funds, management of the Company will follow the policy of considering all potential sources consistent with prudent business practice and the best interests of all its stockholders. In the course of considering methods of future financing and other matters relating to the operations of the Company, management of the Company anticipates that in the ordinary course of business it will receive recommendations and suggestions from its principal stockholders.

                              REVOCATION OF PROXY

     The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the person giving the proxy has the power to revoke the same, at any time before it has been exercised, by notice in writing to the Secretary of the Company.

                                 QUORUM; VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. If a quorum is not present or represented at the meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. Abstentions and broker non-votes are counted in determining the presence of a quorum.

     On all matters submitted to a vote at the meeting, or any adjournment(s) thereof, each holder of Common Stock of the Company will be entitled to one vote, in person or by proxy, for each share of such stock owned of record at the close of business on March 20, 1995. Cumulative voting for directors is not permitted. Directors will be elected by plurality vote at the meeting, and the six (6) persons receiving the greatest number of votes at the meeting will be elected as the directors of the Company. Neither abstentions nor broker non-votes will affect the outcome of the election.

                       ACTION TO BE TAKEN UNDER THE PROXY

     Proxies in the accompanying form which are properly executed and returned will be voted at the meeting and any adjournment(s) thereof and will be voted, unless the giver thereof specifies otherwise, (1) for the election of the six
(6) persons named in the next succeeding table as nominees for election as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified; and
(2) in the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

     Should any nominee named herein for the office of director become unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the management of the Company may recommend. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Management knows of no matters, other than the foregoing, to be presented for consideration at the meeting. If, however, any other matters properly come before the meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

                       NOMINEES FOR ELECTION AS DIRECTORS

     Six (6) directors will be elected at the annual meeting. Each director elected will serve until his successor has been elected and qualified. The six
(6) persons named below are management's nominees for election as directors. Each nominee named below is presently a director of the Company and has served as such since the date of election indicated. In connection with the sale of shares of Common Stock to Sheik Al-Athel and Harb S. Al Zuhair in 1989, the Company agreed to nominate Mr. Al Zuhair for election to the Board of Directors. In connection with an increase in the number of positions on the Board of Directors in 1993, at the request of Sheik Al-Athel, the Company appointed Mohammed O. Al-Omair, who had served as a director of the Company from November 1989 to March 1991, to fill one of the newly-created vacancies. The Company entered into an agreement with Carlyle SEAG ("Carlyle") on March 27, 1995, whereby the Company retained Carlyle as its financial advisor in connection with the Al Masane project. As partial consideration for Carlyle's services rendered in its role as financial advisor, Carlyle is entitled to nominate one person for election to the Company's Board of Directors. As a result, at the next meeting of the Board of Directors the directors will appoint the Carlyle nominee to the Board of Directors to serve until the next annual meeting of the stockholders. Carlyle is also entitled to nominate another person for election to the Company's Board of Directors upon the closing of the financing for the Al Masane project. There are presently seven (7) director positions on the Board, however only six (6) persons are nominated for election as directors. The stockholders entitled to vote at the annual meeting will be permitted to vote for six (6) persons for election as directors. The seventh director position will be filled by the Carlyle nominee. Further information with respect to each nominee is set forth in the following table:

                                                                               SHARES
                                                                              OF COMMON
                                                                            STOCK OF THE
                                                                               COMPANY
                                                                                OWNED
                                                                           BENEFICIALLY AT
           NAME; BUSINESS EXPERIENCE;                         DATE OF         MARCH 20,        PERCENT
               OTHER DIRECTORSHIPS                 AGE       ELECTION          1995(1)         OF CLASS
-------------------------------------------------  ----   ---------------  ---------------     --------
John A. Crichton.................................    78      May 1967            63,650(2)          *
  Chairman of the Board of the Company since
  1967; Chief Executive Officer of the Company
  from 1967 to February 1994; President, Crichton
  & Co. (petroleum and mining consulting and
  management, Dallas, Texas)
Hatem El-Khalidi.................................    70     April 1968          156,000(3)          *
  President of the Company since 1975; prior to
  1975 Vice President of the Company; Chief
  Executive Officer of the Company since February
  1994
Oliver W. Hammonds...............................    83      Jan. 1987           10,000(4)          *
  Attorney-at-law and private investments
Harb S. Al Zuhair................................    56      Nov. 1989        1,565,000(5)        7.9%
  Chairman and Chief Executive Officer of TETRAD
  Development Co., Ltd., Riyadh, Saudi Arabia
  (investments)
Mohammed O. Al-Omair.............................    51      May 1993               -0-             *
  (Executive Vice President, Saudi Fal Group of
  Companies, Riyadh, Saudi Arabia since 1985
  (investments); President, Advanced Systems
  Ltd., Riyadh, Saudi Arabia since 1985
  (mainframe computers)

                                                                               SHARES
                                                                              OF COMMON
                                                                            STOCK OF THE
                                                                               COMPANY
                                                                                OWNED
                                                                           BENEFICIALLY AT
           NAME; BUSINESS EXPERIENCE;                         DATE OF         MARCH 20,        PERCENT
               OTHER DIRECTORSHIPS                 AGE       ELECTION          1995(1)         OF CLASS
-------------------------------------------------  ----   ---------------  ---------------     --------
Ghazi Sultan.....................................    58     Sept. 1993              -0-             *
  Chairman, Sultan Group of Companies, Jeddah,
  Saudi, Arabia since 1987 (investments and
  marble mining); Director General, Safwah
  Company, Jeddah, Saudi, Arabia since 1987
  (investments); Deputy Minister of Petroleum and
  Mineral Resources of the Kingdom of Saudi
  Arabia 1966-1987

---------------

 *  Less than 1%

(1) Unless otherwise indicated, all shares are owned directly and the owner has sole voting and investment power.

(2) Includes 45,000 shares which Mr. Crichton has the right to acquire through the exercise of presently exercisable stock options.

(3) Includes 25,000 shares which Mr. El-Khalidi has the right to acquire through the exercise of a presently exercisable stock option. Excludes 385,000 shares owned by Ingrid El-Khalidi, Mr. El-Khalidi's wife, and 315,000 shares owned by relatives of Hatem El-Khalidi.

(4) Represents 10,000 shares which Mr. Hammonds has the right to acquire through the exercise of a presently exercisable stock option.

(5) Includes 10,000 shares which Mr. Al Zuhair has the right to acquire through the exercise of a presently exercisable stock option. Includes 255,000 shares owned by a private Saudi Company wholly-owned by Mr. Al Zuhair. See "Outstanding Capital Stock" for information regarding Mr. Al Zuhair's nomination for election to the Board of Directors.

     The Board of Directors of the Company has an Audit Committee which is currently composed of Messrs. Harb S. Al Zuhair and Ghazi Sultan. The Committee held no meetings during 1994. The functions performed by the Audit Committee include (i) reviewing and approving the scope of the annual audit of the Company and (ii) periodically interviewing the Company's independent public accountants in order to analyze the strengths and weaknesses of its financial staff and systems and the adequacy of its internal controls.

     The current members of the Compensation Committee of the Board are Messrs. Harb S. Al Zuhair and Ghazi Sultan. The Committee held two meetings during 1994. The functions performed by the Compensation Committee include (i) periodically reviewing the compensation paid to officers and key employees of the Company and making recommendations to the Board of Directors concerning such compensation and (ii) administering the Company's Stock Option Plan.

     The Board of Directors of the Company has an Executive Committee comprised of four directors, Messrs. El-Khalidi, Al Zuhair, Al-Omair and Sultan. The Executive Committee held one meeting during 1994. The Executive Committee is primarily responsible for overseeing and managing construction of the Al Masane mining project in Saudi Arabia.

     The Company's Board of Directors held two meetings during 1994. Each director attended during the year (or the part of the year that he served as a director or a member of a committee) at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by all committees on which he served.

                               EXECUTIVE OFFICERS

     Each executive officer of the Company serves for a term extending until his successor is elected and qualified. The current executive officers of the Company are John A. Crichton, Chairman of the Board, Hatem El-Khalidi, President and Chief Executive Officer, Drew Wilson, Secretary and Treasurer, and Nicholas
N. Carter, President of Texas Oil and Chemical Co. II, Inc., a wholly-owned subsidiary of the Company ("TOCCO II"). Mr. Crichton and Mr. El-Khalidi also serve as directors of the Company. Mr. El-Khalidi was elected Chief Executive Officer in February 1994. Information concerning Messrs. Crichton and El-Khalidi is set forth under "Nominees for Election as Directors." Mr. Wilson, who works for the Company on a part-time basis, is 62 years old and is a certified public accountant. Mr. Wilson has served as Secretary and Treasurer of the Company since November 1986, and has worked as an independent public accountant since 1975. Mr. Carter, who is 48 years old, has been President of TOCCO II and its subsidiaries since 1987, prior to which time he served from October 1983 as Treasurer and Controller of those companies. Mr. Carter has been employed by TOCCO II and its subsidiaries since 1977.

     Section 16(a) of the Securities Exchange Act 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the best of the Company's knowledge, during the fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that Mr. Al Zuhair failed to file on a timely basis one required report relating to one transaction and Mr. Crichton failed to file on a timely basis three required reports relating to three transactions. These transactions were reported by each on a year-end Form 5, which was not timely filed by Mr. Al Zuhair.

                             EXECUTIVE COMPENSATION

     The following information summarizes annual compensation for services in all capacities to the Company for the fiscal years ended December 31, 1994, 1993 and 1992 of the Chief Executive Officer and the other four most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM COMPENSATION
                                                                            ----------------------------------
                                                                                    AWARDS           PAYOUTS
                                                  ANNUAL COMPENSATION       ----------------------- -----------
                                            -------------------------------- RESTRICTED SECURITIES  LONG-TERM
                                                               OTHER ANNUAL    STOCK    UNDERLYING  INCENTIVE    ALL OTHER
               NAME AND                      SALARY    BONUS   COMPENSATION   AWARD(S)   OPTIONS/     PLAN     COMPENSATION
        PRINCIPAL POSITION(1)          YEAR  ($)(2)     ($)        ($)          ($)       SARS(#)  PAYOUTS($)     ($)(5)
 Hatem El-Khalidi,                     1994  $72,000    --          --           --         --         --         $8,000
  President and Chief Executive        1993  $72,000    --          --           --         --         --         $8,000
  Officer                              1992  $72,000    --          --           --      25,000(3)     --         $8,000

 Nicholas N. Carter,                   1994  $75,269  $32,257       --           --      20,000(4)     --           --
  President of TOCCO II                1993  $75,288  $ 2,500       --           --         --         --           --
                                       1992  $70,786  $ 6,400       --           --      10,000(3)     --           --

---------------

(1) No executive officer of the Company other than Mr. Carter had total annual salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1994.

(2) Includes $57,231, $45,068, and $49,621 in compensation for the fiscal years ended December 31, 1992, December 31, 1993 and December 31, 1994, respectively, that was deferred at the election of Mr. El-Khalidi. Includes amounts of base salary deferred at the election of Mr. Carter pursuant to a 401(k) plan.

(3) Includes options to purchase 25,000 and 10,000 shares of the Company's Common Stock issued to Mr. El-Khalidi and Mr. Carter, respectively, on March 20, 1992 pursuant to the Company's option replacement program which permitted holders of outstanding options under the Company's Stock Option

    Plan to surrender and cancel the options held by them and to receive in exchange new options covering an equal number of shares having an exercise price equal to the market price of the Company's Common Stock on March 20, 1992, $1.38 per share.

(4) Includes an option to purchase 20,000 shares of the Company's Common Stock issued to Mr. Carter on September 26, 1994 at an exercise price of $1.75 per share, the market price of the Company's Common Stock on that date.

(5) Includes $8,000 in termination benefits for each of the fiscal years ended December 31, 1992, December 31, 1993 and December 31, 1994, respectively, that was accrued for Mr. El-Khalidi in accordance with Saudi Arabian employment laws.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table shows information concerning options to purchase the Company's Common Stock granted during the fiscal year ended December 31, 1994 to the executive officers named in the Summary Compensation Table:

                                                           % OF TOTAL
                                    NUMBER OF             OPTIONS/SARS
                              SECURITIES UNDERLYING        GRANTED TO          EXERCISE OR
                                  OPTIONS/SARS             EMPLOYEES           BASE PRICE         EXPIRATION
            NAME                   GRANTED(#)            IN FISCAL YEAR          ($/SH)              DATE
 Hatem El-Khalidi...........        --                       --                   --                  --
 Nicholas N. Carter.........     20,000(1)                  26.7%(2)             $1.75             09/26/04

---------------

(1) On September 26, 1994, Mr. Carter received an option to purchase 20,000 shares of the Company's Common Stock under the Company's Stock Option Plan having an exercise price equal to the market price of the Company's Common Stock on September 26, 1994, $1.75 per share. The option, which is for a term of ten years, became exercisable with respect to 10,000 shares of the Company's Common Stock on September 26, 1994. The option will become exercisable with respect to the remaining 10,000 shares of the Company's Common Stock on September 26, 1996 as long as Mr. Carter remains employed by the Company through that date.

(2) Indicates the percentage which the total number of shares represented by the option granted to the executive officer under the Stock Option Plan bears to the total number of shares represented by the options granted to all employees under the Stock Option Plan during the fiscal year ended December 31, 1994.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table shows information concerning the exercise of stock options during the fiscal year ended December 31, 1994 by the executive officers named in the Summary Compensation Table and the estimated value of unexercised options held by such individuals at year-end:

                                                                     NUMBER OF                 VALUE OF
                                                               SECURITIES UNDERLYING          UNEXERCISED
                                                                    UNEXERCISED              IN-THE-MONEY
                                                                  OPTIONS/SARS AT           OPTIONS/SARS AT
                            SHARES                                  FY-END (#)               FY-END ($)(1)
                         ACQUIRED ON          VALUE                EXERCISABLE/              EXERCISABLE/
         NAME            EXERCISE (#)      REALIZED ($)            UNEXERCISABLE             UNEXERCISABLE
 Hatem El-Khalidi......     0                    0                    25,000/0                 $ 9,250/0
 Nicholas N. Carter....     0                    0                    30,000/0                 $ 3,700/0

---------------

(1) Based on the closing price of $1.75 of the Company's Common Stock on the NASDAQ National Market System on December 30, 1994.

     In accordance with Saudi Arabian employment laws, the Company is required to accrue termination benefits for Mr. El-Khalidi. The amount accrued for the benefit of Mr. El-Khalidi is based on the number of years of service and compensation. Accrued benefits are payable upon termination of employment.

     Pursuant to the TOCCO II Phantom Stock Plan, Mr. Carter is entitled to receive $21,205 upon termination of his employment with TOCCO II by reason of his death, retirement, disability or termination without cause. No benefits have been accrued for Mr. Carter under this plan during the last three fiscal years.

     The Company has engaged in other transactions and entered into other arrangements, directly or indirectly, with its officers and directors, the primary purpose of certain of which was to provide additional compensation to such persons. See "Other Matters."

     The Company is authorized to pay its non-employee directors a fee of $200 for each Board meeting and $100 for each Committee meeting which they attend, in addition to reimbursing them for expenses incurred in connection with their attendance. At December 31, 1994, the payment of $2,000 in director fees to two former directors had been deferred until the Company's cash flow improves.

                                 OTHER MATTERS

     The Company beneficially owns approximately 55%, and directly owns approximately 46%, of the outstanding capital stock of Pioche-Ely Valley Mines, Inc., a company that owns a mill and 132 inactive mining claims covering approximately 3,700 acres located in southeast Nevada. Mr. John A. Crichton is currently a director and President of Pioche-Ely Valley. The Company is providing the funds necessary to cover the Pioche-Ely Valley operations. During 1993 and 1994, the Company made payments of approximately $27,000 and $40,000, respectively, for such purposes. As partial consideration for the forgiveness of indebtedness, in July 1990 Pioche-Ely Valley granted the Company an option to purchase an additional 720,000 shares of its Common Stock at an exercise price of $.20 per share, which option is exercisable until June 1, 1997. As of December 31, 1994, Pioche-Ely Valley owed the Company $130,000 as a result of advances made by the Company. The indebtedness bears no interest.

     Pursuant to a sharing arrangement, the Company and its subsidiaries share personnel and office space in the northern part of Dallas, Texas with Dallas Resources, Inc., together with other overhead expenses on such space. Monthly rental on the office space is approximately $1,800. The Company pays Dallas Resources, Inc. $1,000 per month for rent and $500 per month for personnel and other overhead expenses pursuant to such arrangement. Mr. John A. Crichton, Chairman of the Board of the Company, owns 100% of the outstanding capital stock of Dallas Resources, Inc.

     During 1994, South Hampton Refining Company, a wholly-owned subsidiary of TOCCO II ("South Hampton"), incurred product transportation costs of approximately $290,000 with Silsbee Trading and Transportation Corp. ("STTC"), a private trucking and transportation carrier in which Nicholas N. Carter, the President of TOCCO II, and Richard Crain, Vice President of TOCCO II, each have a 50% equity interest. Pursuant to a lease agreement, South Hampton leases transportation equipment from STTC at a rate of approximately $25,000 per month, subject to adjustment. Under the lease arrangement, STTC provides the transportation equipment and all normal maintenance on such equipment and South Hampton provides the drivers, fuel, management of transportation operations and insurance on the transportation equipment. Approximately 90% of STTC's income will be derived from such lease arrangement. The Company believes that the terms of the lease arrangement are no less favorable in any material respect than those which could be obtained from an unaffiliated third party. The lease agreement is currently operating on a month-to-month basis while renewal options are being evaluated.

     On July 1, 1992, South Hampton entered into an agreement with STTC whereby STTC will assist South Hampton in maintaining its refinery throughput rate by providing feedstock inventory for pipeline fill on its eight-inch pipeline. The cost to South Hampton for STTC providing feedstock inventory availability is one-half cent per gallon. The volume of feedstock STTC will carry for this purpose is 453,600 gallons, which is the capacity of the pipeline. Under the terms of this agreement, South Hampton must compensate STTC for any loss in the market value of the feedstock while the agreement is in effect. At the termination of this agreement,

South Hampton will purchase the inventory from STTC at the then current market value, which will be no less than $.4735 per gallon. This agreement is on a month-to-month basis. During 1994, a total of $103,212 was paid to STTC under this agreement.

     The Refining Company is indebted to Saudi Fal Holding Group, a company owned by Sheik Al-Athel, a stockholder of the Company, in the amount of $1,500,000 as a result of the draw down by Den norske Bank AS of a letter of credit provided by Saudi Fal Holding Group for its guarantee of TOCCO II's letter of credit facility. Mohammed O. Al-Omair, a director of the Company, is an executive officer of the Fal Group of Companies which owns all of the capital stock of Saudi Fal Holding Group.

     As of December 31, 1994, the Company was indebted to Sheik Kamal Adham, a stockholder of the Company and Vice Chairman of National Mining Company, the Company with which the Company jointly holds its exploration licenses in Saudi Arabia, in the amount of $168,279, such amount representing loans made by Sheik Adham to the Company. The indebtedness bears no interest and is payable on demand.

     The Company has had discussions with Chevron Chemical Company regarding the Company's proposal to purchase feedstock from an Aromax plant to be built in Jubail, Saudi Arabia by Chevron Chemical and Saudi Venture Capital Group. The Company and some Saudi joint venture partners, including Harb S. Al Zuhair, Sheik Kamal Adham, Prince Talal, Sheik Al-Athel, Ghazi Sultan, Mohammed Salem Ben Mahfouz and Mohammed O. Al-Omair, contemplate building a processing plant next to the Aromax plant in Saudi Arabia. As proposed, the Company would have a twenty-five percent interest in the joint venture. Planning has begun toward the construction and operation of the Aromax plant and the joint venture's processing plant. Construction is estimated to be completed in late 1996. The Company will begin applying to the Saudi government for a license for the project when the Aromax project receives final approval from the Saudi government.

     In January 1994, John A. Crichton, Chairman of the Board of the Company, exercised an option to purchase 14,000 shares of the Company's Common Stock at $1.00 per share. The shares were issued in exchange for cancellation of outstanding indebtedness. The market price of the Company's Common Stock on the date of grant, January 21, 1992, was $1.50 per share. In December 1994, $30,000 in deferred compensation owed by the Company to Mr. Crichton was offset against the same amount owed to the Company by companies owned by Mr. Crichton.

     On February 17, 1994, the Board of Directors approved the consolidation of two notes payable by Hatem El-Khalidi, President of the Company, in the amounts of $99,000 and $27,000 which matured on December 31, 1993 and January 31, 1994, respectively, into one note for $126,000 having a December 31, 1995 maturity date and bearing interest at the rate of six percent per annum.

     In April 1994, the Company received $50,000 from a 1993 sale of its Common Stock at $1.00 per share to a company controlled by Harb S. Al-Zuhair, a director of the Company, pursuant to a partial exercise of an option to purchase 300,000 shares of the Company's Common Stock at $1.00 per share. The market price of the Company's Common Stock on March 23, 1993, the date the option was granted, was $2.25 per share.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected Price Waterhouse LLP to audit and report on the financial statements of the Company and the Al Masane project for the current fiscal year. Representatives of Price Waterhouse LLP are expected to be present at the annual meeting with an opportunity to make a statement if they so desire, and they are expected to be available to respond to appropriate questions.

                            STOCKHOLDERS' PROPOSALS

     Any proposal by a stockholder of the Company intended to be presented at the 1995 annual meeting of stockholders, which is currently scheduled for May 7, 1996, must be received by the Company at its principal executive office no later than December 1, 1995 for inclusion in the Company's Proxy Statement and form of proxy. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

                                      By Order of the Board of Directors

                                      DREW WILSON, Secretary

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDING DECEMBER 31, 1994, UPON THE WRITTEN REQUEST OF ANY PERSON WHO WAS A STOCKHOLDER (OF RECORD OR BENEFICIALLY) AT THE CLOSE OF BUSINESS ON MARCH 20, 1995. REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO THE COMPANY AT 10830 NORTH CENTRAL EXPRESSWAY, SUITE 175, DALLAS, TEXAS 75231,
ATTENTION: LETTY EDES.

                         ARABIAN SHIELD DEVELOPMENT COMPANY

                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of ARABIAN SHIELD DEVELOPMENT COMPANY (the "Company") to be held on May 5, 1995, and the Proxy
              Statement in connection therewith, and (2) appoints John A. Crichton and Hatem El-Khalidi, and each of them (acting jointly, or if only one be present, then by that one alone), his attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock of the
              Company of the undersigned at said meeting and at any adjournment thereof, as follows:
   P          1. ELECTION OF DIRECTORS
   R
   O          / / FOR all nominees listed below (except as marked to the contrary)
   X
   Y          / / WITHHOLD AUTHORITY to vote for all nominees listed below
                  (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
                   J. A. Crichton, H. El-Khalidi, O. W. Hammonds, H. S. Al Zuhair,
                                         M. O. Al-Omair and G. Sultan


   P          ARABIAN SHIELD DEVELOPMENT COMPANY      (Continued from other side)
   R
   O          2. IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY
   X          ADJOURNMENT THEREOF.
   Y          THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
              FOR PROPOSAL 1.

              IMPORTANT: You are encouraged to attend this meeting in person, but if you cannot do so, please complete, date and sign this proxy and mail it promptly in the enclosed return envelope.

                                              DATED                 , 1995

                                              ----------------------------

                                              ----------------------------
                                                    PLEASE SIGN HERE

                                              Please date this proxy and
                                              sign your name exactly as it
                                              appears hereon. Where there
                                              is more than one owner, each
                                              should sign. When signing as
                                              an agent, attorney,
                                              administrator, executor,
                                              guardian or trustee, please
                                              add your title as such. If
                                              executed by a corporation,
                                              the proxy should be signed
                                              by a duly authorized officer
                                              who should indicate his
                                              title. Please date, sign and
                                              mail this proxy as soon as
                                              possible. No postage is
                                              required if mailed in the
                                              United States.